UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2008

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

5000 Philadelphia Way, Lanham, Maryland	20706-4417
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (301) 731-4233

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On September 19, 2008, the Audit Committee of the Board of Directors of Integral Systems, Inc. (the “Company”) dismissed Bernstein & Pinchuk LLP (“B&P”) as the independent registered public accounting firm for the Company following completion of services related to review of the Company’s financial statements for the third quarter ended June 30, 2008. On September 19, 2008, the Audit Committee, following a comprehensive evaluation process of several leading public accounting firms, engaged Ernst & Young LLP (“E&Y”) as the Company’s new independent registered public accounting firm.

The reports of B&P on the Company’s consolidated financial statements and on the effectiveness of the Company’s internal control over financial reporting and management’s assessment thereof for the years ended September 30, 2007 and September 30, 2006, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended September 30, 2007 and September 30, 2006, and through September 19, 2008, there were no disagreements with B&P on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of B&P, would have caused them to make reference thereto in their reports on the financial statements for such years.

During the years ended September 30, 2007 and September 30, 2006, and through September 19, 2008, there were no “reportable events” requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company has provided B&P with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission. The Company requested B&P to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of B&P’s letter dated September 23, 2008 is filed as Exhibit 16.1 to this Form 8-K.

The Company has not, nor has anyone on its behalf, consulted E&Y during the two most recently completed fiscal years and through September 19, 2008, regarding either (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company and no written report or oral advice was provided by E&Y to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (2) any matter that was the subject of either a disagreement as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K or a reportable event described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Bernstein & Pinchuk LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

Dated: September 23, 2008	By:	/s/ William M. Bambarger
	Name:	William M. Bambarger
	Title:	Chief Financial Officer